                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ] Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                VICOR CORPORATION
                                -----------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                             [VICOR CORPORATE LOGO]

                                  April 27, 2001

Dear Stockholder:

    You are cordially invited to attend the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of Vicor Corporation (the "Corporation"). The Annual Meeting will be held:

                        DATE:      June 28, 2001
                        TIME:      5:00 P.M. Local Time
                        PLACE:     Andover Country Club
                                   60 Canterbury Street
                                   Andover, Massachusetts

    The attached Notice of Annual Meeting and Proxy Statement cover the formal business of the Annual Meeting. The accompanying Proxy Statement contains a discussion of the matters to be voted upon at the Annual Meeting. At the Annual Meeting, your management will report on the operations of the Corporation and the directors and officers of the Corporation will be available to respond to appropriate questions from stockholders.

    The Board of Directors encourages you to promptly complete, date, sign, and return your Proxy Card. Return of the Proxy Card indicates your interest in the Corporation's affairs. If you attend the Annual Meeting and wish to vote your shares in person you may revoke your proxy at that time.

                                             Sincerely yours,


                                             /s/ Patrizio Vinciarelli
                                             -----------------------------------
                                             PATRIZIO VINCIARELLI
                                             PRESIDENT AND CHAIRMAN OF THE BOARD

                                VICOR CORPORATION
                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 28, 2001
                                 ---------------

    NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of Vicor Corporation (the "Corporation") will be held on Thursday, June 28, 2001 at 5:00 p.m., local time, at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, for the following purposes:

        1. To fix the number of Directors at seven and to elect seven Directors to hold office until the 2002 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified; and

        2. To consider and act upon any other matters which may be properly brought before the Annual Meeting and at any adjournments or postponements thereof.

    Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

    The Board of Directors has fixed the close of business on April 30, 2001 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only stockholders of record at the close of business on that date will be entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

    You are requested to fill in and sign the enclosed Proxy Card, which is being solicited by the Board of Directors, and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by a writing delivered to the Corporation stating that the proxy is revoked or by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person by notifying the Secretary, even if they have previously delivered a signed proxy.

                                        By Order of the Board of Directors

                                        MARK A. GLAZER
                                        SECRETARY

Andover, Massachusetts
April 27, 2001

    WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                VICOR CORPORATION

                                25 FRONTAGE ROAD
                          ANDOVER, MASSACHUSETTS 01810
                            TELEPHONE (978) 470-2900
                            -------------------------

                                 PROXY STATEMENT
                              ---------------------

                   FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS

                      TO BE HELD ON THURSDAY, JUNE 28, 2001

                                                                  April 27, 2001


    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Vicor Corporation (the "Corporation") from holders of the outstanding shares of capital stock of the Corporation for use at the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of the Corporation to be held on Thursday, June 28, 2001 at 5:00 p.m., local time, at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, and at any adjournments or postponements thereof. At the Annual Meeting, stockholders will be asked to consider the proposals set forth in this Proxy Statement.

    This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about May 18, 2001. The Board of Directors has fixed the close of business on April 30, 2001 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting (the "Record Date"). Only stockholders of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the Annual Meeting. As of March 31, 2001, there were outstanding and entitled to vote 30,301,095 shares of Common Stock and 11,993,348 shares of Class B Common Stock of the Corporation. Each share of Common Stock entitles the holder thereof to one vote per share and each share of Class B Common Stock entitles the holder thereof to ten votes per share. Shares of Common Stock and Class B Common Stock will vote together as a single class on the proposals set forth in this Proxy Statement.

    Stockholders of the Corporation are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed postage-prepaid envelope. Shares represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the fixing of the Board of Directors at seven and the election of the seven nominees for Directors of the Corporation named in this Proxy Statement. It is not anticipated that any matters other than those set forth in this Proxy Statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

    A stockholder of record may revoke a proxy at any time before it has been exercised by (i) filing a written revocation with the Secretary of the Corporation at the address of the Corporation set forth above; (ii) filing a duly executed proxy bearing a later date; or (iii) appearing in person, notifying the Secretary and voting by ballot at the Annual Meeting. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy. The presence, in person or by proxy, of holders of a majority in interest of all stock issued, outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Shares that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or other nominees that are represented at the Annual Meeting but as to which such brokers or nominees have not received instructions from the beneficial owners or persons entitled to vote such shares and, with respect to one or more but not all proposals, such brokers or nominees do not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting.

    The cost of solicitation of proxies in the form enclosed herewith will be borne by the Corporation. In addition to the solicitation of proxies by mail, the Directors, officers and employees of the Corporation may also solicit proxies personally or by telephone without special compensation for such activities. The Corporation will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Corporation will reimburse such holders for their reasonable expenses in connection therewith.

    The Corporation's 2000 Annual Report, including financial statements for the fiscal year ended December 31, 2000, is being mailed to stockholders concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation materials.

                                    PROPOSAL:

                              ELECTION OF DIRECTORS

    The Board of Directors of the Corporation has nominated the seven individuals named below for election as Directors. Each of the nominees is presently serving as a Director of the Corporation. If elected, the nominees will serve until the 2002 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. Properly executed proxies will be voted for the nominees named below unless otherwise specified in the proxy. The Board of Directors anticipates that each of the nominees, if elected, will serve as a Director. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, proxies solicited hereby will be voted either for the election of another person designated by the Board of Directors or to fix the number of Directors at a lesser number and elect the nominees able and willing to serve. A plurality of the votes cast by the holders of Common Stock and Class B Common Stock, voting together as a single class, for a nominee for Director shall elect such nominee. Accordingly, abstentions, broker non-votes and votes withheld from any Director will have no effect on this proposal. Holders of voting rights sufficient to elect each of the nominees named below have indicated an intention to vote in favor of such nominees.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL OF THE
NOMINEES.

INFORMATION REGARDING NOMINEES

    The following sets forth certain information as of March 31, 2001 with respect to the seven nominees for election to the Board of Directors. Information regarding the beneficial ownership of shares of the capital stock of the Corporation by such persons is set forth in the section of this Proxy Statement entitled "Principal and Management Stockholders." There is no family relationship among any of the Directors or executive officers of the Corporation.


       NAME                AGE    DIRECTOR SINCE   PRINCIPAL OCCUPATION FOR PAST FIVE YEARS
--------------------       ---    --------------   ----------------------------------------
Patrizio Vinciarelli...    54          1981        Chairman of the Board, President and Chief Executive Officer
                                                   of the Corporation.

Estia J. Eichten.......    54          1981        Senior Scientist with the Fermi National Accelerator Laboratory in
                                                   Batavia, Illinois; President of VLT Corporation, a wholly-owned subsidiary of the Corporation, from 1987 to July 2000.  Mr. Eichten is currently a Director of VLT, Inc., a wholly-owned subsidiary of the Corporation.

Jay M. Prager.........     54          1993        Senior Vice President, Technology of the Corporation.

Barry Kelleher.......      52          1999        Senior Vice President, Global Operations of the Corporation.



INFORMATION REGARDING NOMINEES (CONTINUED)

       NAME                AGE    DIRECTOR SINCE   PRINCIPAL OCCUPATION FOR PAST FIVE YEARS
--------------------       ---    --------------   ----------------------------------------
David T. Riddiford...      65          1984        General Partner of the general partner of PR Venture  Founders,
                                                   Limited Partnership, a venture capital affiliate of Pell, Rudman &
                                                   Co., Inc., an investment advisory firm, since 1987; general partner of the general partner of Venture Founders Capital, a venture capital partnership, since 1984. Mr. Riddiford is currently a
                                                   Director of Datawatch Corporation, a provider of enterprise reporting and business intelligence solutions and support center software.

M. Michael Ansour..        47          1993        Managing Partner of March Partners LLC, an investment limited partnership in New York City, since 1992.

Samuel Anderson....        44          2001        Vice President of Corporate Business Development of ON
                                                   Semiconductor Corporation since the company was founded in 1999.
                                                   Director of Operations of Motorola, Inc.'s Components Mixed Signal
                                                   Operations and various positions in Motorola's Semiconductor
                                                   Products Sector from 1984 to 1999.  Mr. Anderson was appointed to the Board of Directors in March 2001.


    The Corporation's Board of Directors held five meetings during the fiscal year ended December 31, 2000. Each of the Directors attended more than 75% of the total number of meetings of the Board of Directors and meetings of the committees of the Board of Directors on which he served during 2000. The Board of Directors has established an Audit Committee and an Executive Compensation Committee. The Board of Directors does not have a standing nominating committee. The full Board of Directors performs the function of such a committee.

    AUDIT COMMITTEE - The Board of Directors has established and will continue to have an Audit Committee that complies with the listing standards of the National Association of Securities Dealers ("NASD"). During 2000, the Audit Committee was composed of Messrs. Ansour, Eichten and Riddiford. Upon his appointment to the Board of Directors in March 2001, Mr. Anderson replaced Mr. Eichten on the Audit Committee. Information regarding the functions performed by the Audit Committee and the number of meetings held during the fiscal year is set forth in the section of this Proxy Statement entitled "Report of the Audit Committee." The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included in Appendix A to this Proxy Statement. The Board of Directors has determined that the members of the Audit Committee are "independent" under the rules of the NASD listing standards.

    EXECUTIVE COMPENSATION COMMITTEE - The Executive Compensation Committee is composed of Messrs. Eichten, Riddiford and Ansour. The Executive Compensation Committee is responsible for establishing salaries, bonuses and other compensation for the officers of the Corporation and administering the Corporation's stock option and bonus plans pursuant to authority delegated to it by the Board of Directors. The Executive Compensation Committee met once in 2000.


    DIRECTORS' COMPENSATION

    Directors of the Corporation do not currently receive cash compensation for their service on the Board of Directors. In 2000, each employee Director, other than any Director who held in excess of 10% of the total number of shares of the capital stock of the Corporation (i.e., Mr. Vinciarelli), and each non-employee Director received a discretionary grant of non-qualified stock options upon election as a Director under the Corporation's 1998 Stock Option and Incentive Plan (the "1998 Plan"). Each non-employee Director and each employee Director received non-qualified stock options to purchase up to 2,838 and 1,419 shares, respectively, of Common Stock. Forty percent of these options became exercisable seven months after the date of grant, with the remainder vesting in three equal annual installments of 20% thereafter. All such options are exercisable at a price per share equal to $33.00, the last reported sale price per share of Common Stock on the date of grant.

    EXECUTIVE OFFICERS

    Executive officers hold office until the first meeting of the Board of Directors following the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier death, resignation or removal. The following persons are the executive officers of the Corporation.

    Patrizio Vinciarelli, 54, Chairman of the Board, President and Chief Executive Officer. Dr. Vinciarelli founded the Corporation in 1981 and has served as Chairman, President, and Chief Executive Officer since that time.

    Jay M. Prager, 54, Senior Vice President, Technology since 1991. Mr. Prager held the position of Vice President, Systems Engineering from 1987 to 1991. Prior to joining the Corporation in 1987, Mr. Prager was Director, New Product Development, at the Modicon Division of Gould, Inc., a manufacturer of industrial control equipment, where he spent a total of nine years in various engineering and engineering management roles.

    Barry Kelleher, 52, Senior Vice President, Global Operations since March 1999. Mr. Kelleher held the position of Senior Vice President, International Operations from 1993 to 1999. Prior to joining the Corporation in 1993, Mr. Kelleher was employed at Computer Products Inc., a manufacturer of power conversion products, since 1981, where he held the position of Corporate Vice President and President of the Power Conversion Group.

    David W. Nesbitt, 55, Senior Vice President, North and South American Sales since 1995. Mr. Nesbitt held the position of Vice President, Sales from 1989 to 1992 and Vice President, North American Sales from 1992 to 1995. Prior to joining the Corporation in 1989, Mr. Nesbitt was employed at Siliconix, Inc., a manufacturer of integrated circuits, from 1981 to 1989, where he held the position of Central Area Manager from 1981 to 1986, at which time he was promoted to Director, North American Sales.

    Mark A. Glazer, 48, Chief Financial Officer, Treasurer, and Secretary since 1997. From April 1998 to March 1999, Mr. Glazer was Acting Vice President, Operations. Mr. Glazer held the position of Vice President, Finance from 1993 to 1997 and Controller of the Corporation from 1988 to 1993. From 1983 to 1988, Mr. Glazer was employed by Analog and Digital Systems, Inc., a manufacturer of home and automotive stereo equipment, where he was Controller from 1983 to 1986 and Treasurer from 1986 to 1987, after which time he was promoted to Vice President, Finance.

    Larry C. Gretzinger, 53, Vice President, Quality since 1997. Prior to joining the Corporation in 1997, Mr. Gretzinger was employed at Racal-Datacom, Inc., a designer, manufacturer and service provider of data communications equipment, where he held the position of Vice President, Corporate Quality from 1994 to 1997. Previous positions during his eight year tenure at Racal-Datacom, Inc. included Director, Quality; Manager, Quality Systems; and Manager, Master Scheduling.

    Thomas A. St. Germain, 63, Vice President, Financial Services since 1998. From 1993 to 1998, Mr. St. Germain was employed at Summa Four, Inc., a manufacturer of specialized digital switches, where he held the position of Senior Vice President, Chief Financial Officer and Treasurer.

    H. Allen Henderson, 53, Vice President, Vicor Corporation since 1999; President, Westcor Division since March 1999; and President and Chief Executive Officer, VLT, Inc. since July 2000. Mr. Henderson held the position of General Manager of the Westcor Division from 1987 to 1999 and Sales Manager from 1985 to 1987. Prior to joining the Corporation in 1985, Mr. Henderson was employed at Boschert, Inc., a manufacturer of power supplies, since 1984, where he held the position of Director of Marketing.

    Douglas W. Richardson, 53, Vice President, Chief Information Officer since November 2000. From 1996 to 2000, Mr. Richardson held the position of Director, Application Development and Manager, Computer Integrated Manufacturing of the Corporation from 1994 to 1996. Prior to joining the Corporation in 1994, Mr. Richardson was a Program Manager and Director of Quality Management from 1982 to 1994 for ITP Systems, a subsidiary of PricewaterhouseCoopers, specializing in manufacturing automation systems.

                      PRINCIPAL AND MANAGEMENT STOCKHOLDERS

    The following table sets forth the beneficial ownership of the Corporation's Common Stock and Class B Common Stock held by (i) each person or entity that is known to the Corporation to be the beneficial owner of more than five percent of the outstanding shares of either class of the Corporation's common stock, (ii) each Director of the Corporation, (iii) each of the executive officers of the Corporation named in the Summary Compensation Table, and (iv) all Directors and executive officers as a group, based on representations of the Directors and executive officers of the Corporation as of March 1, 2001, a review of filings on Schedules 13D, 13F and 13G under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and holdings reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") as of December 31, 2000. Except as otherwise specified, the named beneficial owner has sole voting and investment power over the shares. The information in the table reflects shares outstanding of each class of common stock on March 1, 2001, and does not, except as otherwise indicated below, take into account conversions after such date of shares of Class B Common Stock into Common Stock. Subsequent conversions of Class B Common Stock into Common Stock will increase the voting control of persons who retain shares of Class B Common Stock. The percentages have been determined as of March 1, 2001 in accordance with Rule 13d-3 under the Exchange Act, and are based on a total of 42,286,655 shares of common stock that were outstanding on such date, of which 30,293,307 were shares of Common Stock entitled to one vote per share and 11,993,348 were shares of Class B Common Stock entitled to 10 votes per share. Each share of Class B Common Stock is convertible into one share of Common Stock at any time upon the election of the holder thereof.

                                                                                                   PERCENT OF
                                                              TOTAL             PERCENT OF          CLASS B
                                                            NUMBER OF          COMMON STOCK       COMMON STOCK      PERCENT
                                                       SHARES BENEFICIALLY     BENEFICIALLY       BENEFICIALLY     OF VOTING
      NAME AND ADDRESS OF BENEFICIAL OWNER (1)            OWNED (2) (3)            OWNED             OWNED           POWER
      ----------------------------------------            -------------            -----             -----           -----
Patrizio Vinciarelli...........................             20,970,570             32.8%             91.9%           80.0%
Estia J. Eichten...............................              1,279,050 (4)          1.9%              5.8%            5.0%
M. Michael Ansour..............................                 28,136                 *                 *               *
David T. Riddiford.............................                108,538 (5)             *                 *               *
Jay M. Prager..................................                 19,643                 *                 *               *
David W. Nesbitt...............................                 75,565                 *                 *               *
Barry Kelleher.................................                 17,054                 *                 *               *
Samuel Anderson................................                      0                 *                 *               *
All Directors and executive officers as a group
    (13 persons)...............................             22,550,069             35.5%             97.8%           85.2%

David R. Wilmerding, III (6)
  c/o Nevis Capital Management, Inc.                         3,319,173             11.0%                 *            2.2%
  1119 St. Paul Street, Baltimore, MD  21202...

John Hancock Advisers, Inc.
  101 Huntington Avenue, Boston, MA  02199.....              1,827,450              6.0%                 *            1.2%

-------------------

  * Less than 1%

(1) The address of Mr. Eichten is: c/o Fermi National Accelerator Laboratory, Kirk Road and Pine Street, Batavia, IL 60510. The address of each other person named in the table, but not specified therein, is: c/o Vicor Corporation, 25 Frontage Road, Andover, MA 01810.

(2) Includes shares issuable upon the exercise of options to purchase Common Stock that are exercisable or will become exercisable on or before May 1, 2001 in the following amounts: Mr. Vinciarelli, 16,368 shares of Common Stock; Mr. Eichten, 11,136 shares of Common Stock; Mr. Ansour, 9,136 shares of Common Stock; Mr. Riddiford, 11,136 shares of Common Stock; Mr. Prager, 19,347 shares of Common Stock; Mr. Nesbitt, 75,565 shares of Common Stock; Mr. Kelleher, 16,504 shares of Common Stock; and all Directors and executive officers as a group, 210,405 shares of Common Stock.

(3) The calculation of the total number of Common Stock shares beneficially owned includes the following: for Mr. Vinciarelli, 11,023,648 shares of Class B Common Stock; for Mr. Eichten, 690,700 shares of Class B Common Stock; for Mr. Ansour, 18,000 shares of Class B Common Stock; and for all Directors and executive officers as a group, 11,732,348 shares of Class B Common Stock.

(4) Includes 8,750 shares of Common Stock beneficially owned by Mr. Eichten's spouse as to which Mr. Eichten disclaims beneficial ownership. In addition, Mr. Eichten is a trustee of the Belle S. Feinberg Memorial Trust, which holds 70,700 shares of Common Stock as to which Mr. Eichten disclaims beneficial ownership.

(5) Includes 4,500 shares of Common Stock beneficially owned by Mr. Riddiford's spouse as to which Mr. Riddiford disclaims beneficial ownership.

(6) Information reported is based upon a Schedule 13G/A filed on March 22, 2001. This Schedule 13G/A indicates that the reporting person (i) has sole dispositive and sole voting power with respect to 153,500 of the shares, and (ii) shares dispositive and voting power with respect to 3,165,673 of the shares with Nevis Capital Management, Inc. and Jon C. Baker. David R. Wilmerding, III and Jon C. Baker each control 50% of Nevis Capital Mangement, Inc., a registered investment advisor under the Investment Advisers Act of 1940.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table shows for the fiscal years ended December 31, 1998, 1999 and 2000 the compensation paid by the Corporation to the Chief Executive Officer and the other four most highly compensated executive officers who earned more than $100,000 during 2000.

                                                                          ANNUAL COMPENSATION
                                                                --------------------------------------
                                                                                                              LONG TERM
                                                                                                            COMPENSATION
                                                                                                               AWARDS
                                                                                                         -----------------
                                                                                         OTHER ANNUAL    SHARES UNDERLYING
NAME AND PRINCIPAL POSITION                          YEAR       SALARY       BONUS     COMPENSATION (1)      OPTIONS (#)
---------------------------                          ----       -------      -----     ----------------      -----------

Patrizio Vinciarelli..........................       2000     $ 228,846    $    --           $ 9,784             8,030
President and Chief                                  1999       213,846         --             9,435            12,370
Executive Officer                                    1998       198,846         --             9,515             7,389

Jay M. Prager.................................       2000       194,231         --             9,490             7,362
Sr. Vice President,                                  1999       184,154         --             9,686            18,335
Technology                                           1998       173,154         --             5,290             7,038

David W. Nesbitt..............................       2000       175,154     58,666             9,080             3,923
Sr. Vice President,                                  1999       164,231     15,868             9,452             6,857
North and South American Sales                       1998       154,230     21,744             9,039             2,683

Barry Kelleher................................       2000       186,077     44,114             9,093             4,955
Sr. Vice President,                                  1999       173,462      5,151             9,034            17,000
Global Operations                                    1998       154,230     14,540            14,172             6,805

H. Allen Henderson............................       2000       164,523         --             8,769             6,302
Vice President, Vicor Corporation                    1999       157,123         --             6,888             9,863
President, Westcor Division                          1998       149,126         --             7,230             4,203
President, VLT, Inc.

-------------------

(1) This column sets forth the cost of providing certain perquisites and benefits to the named executive officers. The amounts shown relate primarily to automobile allowances, which were as follows: for Mr. Vinciarelli, $8,043 in 2000, $9,247 in 1999, and $9,242 in 1998; Mr.
     Prager, $9,240 in 2000, $9,498 in 1999, and $5,017 in 1998; Mr. Nesbitt,
     $8,043 in 2000, $8,005 in 1999, and $8,044 in 1998; Mr. Kelleher, $8,180 in
     2000, $7,875 in 1999, and $8,007 in 1998; and Mr. Henderson, $7,200 in
     2000, $6,700 in 1999, and $6,000 in 1998.


OPTION/SAR GRANTS IN LAST FISCAL YEAR

    The following table sets forth each grant of stock options during the fiscal year ended December 31, 2000 to the Chief Executive Officer and each other executive officer named in the Summary Compensation Table. All stock options granted in 2000 were options to purchase shares of the Corporation's Common Stock. No stock appreciation rights ("SARs") have been granted by the Corporation. The table also shows the value of the options at the end of the option terms assuming the price of the Corporation's Common Stock appreciates annually by 5% and 10%, respectively. The options will only have value if they are exercised, and that value will depend entirely on the share price on the exercise date. Potential realizable values are based on assumed compound annual appreciation rates specified by the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, of the price of the Common Stock. There is no assurance that the price of the Common Stock will appreciate at the rates shown in the table. If the price of the Common Stock appreciates, the value of the Common Stock held by all stockholders will increase. A total of 1,293,937 options to purchase Common Stock were granted to the Corporation's employees during fiscal year ended December 31, 2000.

                                                  INDIVIDUAL GRANTS
                          --------------------------------------------------------------------         POTENTIAL REALIZABLE
                                                                                                         VALUE AT ASSUMED
                          NUMBER OF  SHARES          PERCENT OF                                       ANNUAL RATES OF STOCK
                               UNDERLYING        TOTAL OPTIONS/SARS                                  PRICE APPRECIATION FOR
                              OPTIONS/SARS           GRANTED TO      EXERCISE OR                            OPTION TERM
NAME                            GRANTED               EMPLOYEE       BASE PRICE   EXPIRATION        -------------------------
----                              (#)             IN FISCAL YEAR       ($/SH)        DATE               5%           10%
                            ---------------       --------------       ------        ----            --------      --------
Patrizio Vinciarelli....       1,463 (1)                 0.11%          $20.50       4/12/2010      $ 18,861      $47,799
                               3,285 (2)                 0.25            20.50       5/12/2003        10,928       22,995
                               1,663 (3)                 0.13            39.94       8/17/2003        10,789       22,704
                               1,619 (4)                 0.13            43.81      11/11/2003        11,521       24,245

Jay M. Prager...........         976 (1)                 0.08            20.50       4/12/2010        12,583       31,888
                               2,546 (2)                 0.20            20.50       5/12/2003         8,470       17,822
                               1,289 (3)                 0.10            39.94       8/17/2003         8,362       17,598
                               1,132 (4)                 0.09            43.81      11/11/2003         8,055       16,952
                               1,419 (5)                 0.11            33.00       7/29/2003         7,599       15,990

David W. Nesbitt........       1,073 (1)                 0.08            20.50       4/12/2010        13,833       35,057
                               1,436 (1)                 0.11            20.50       4/12/2010        18,513       46,917
                                 764 (6)                 0.06            39.94       7/17/2010        19,190       48,632
                                 650 (7)                 0.05            43.81      10/11/2010        17,909       45,384

Barry Kelleher..........       1,171 (1)                 0.09            20.50       4/12/2010        15,097       38,259
                               1,221 (1)                 0.09            20.50       4/12/2010        15,742       39,892
                                 618 (6)                 0.05            39.94       7/17/2010        15,523       39,338
                                 526 (7)                 0.04            43.81      10/11/2010        14,492       36,726
                               1,419 (5)                 0.11            33.00       7/29/2003         7,599       15,990

H. Allen Henderson....           732 (1)                 0.06            20.50       4/12/2010         9,437       23,916
                               2,095 (2)                 0.16            20.50       5/12/2003         6,969       14,665
                                 563 (3)                 0.04            39.94       8/17/2003         3,652        7,686
                               2,912 (4)                 0.23            43.81      11/11/2003        20,722       43,607

-----------

(1) These options were granted on April 12, 2000 and become exercisable in five equal annual installments on each anniversary of the date of grant.

(2) These options were granted on April 12, 2000, of which forty percent of the options became exercisable seven months after the date of grant, with the remainder vesting in three equal annual installments of 20% thereafter.

(3) These options were granted on July 17, 2000, of which forty percent of the options became exercisable seven months after the date of grant, with the remainder vesting in three equal annual installments of 20% thereafter.

(4) These options were granted on October 11, 2000, of which forty percent of the options become exercisable seven months after the date of grant, with the remainder vesting in three equal annual installments of 20% thereafter.

(5) These options were granted on June 29, 2000, of which forty percent of the options became exercisable seven months after the date of grant, with the remainder vesting in three equal annual installments of 20% thereafter.

(6) These options were granted on July 17, 2000 and become exercisable in five equal annual installments on each anniversary of the date of grant.

(7) These options were granted on October 11, 2000 and become exercisable in five equal annual installments on each anniversary of the date of grant.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

    The following table sets forth the shares acquired and the value realized upon exercise of options to purchase Common Stock during the fiscal year ended December 31, 2000 by the Chief Executive Officer and each other executive officer named in the Summary Compensation Table and certain information concerning the number and value of unexercised options.

                                                                  Number of Shares                  VALUE OF UNEXERCISED
                                                               UNDERLYING UNEXERCISED                    IN THE MONEY
                                                             OPTIONS AT FISCAL YEAR END (#)    OPTIONS AT FISCAL YEAR END ($) (1)
                            SHARES ACQUIRED       VALUE      ------------------------------    ----------------------------------
NAME                        ON EXERCISE (#)   REALIZED ($)    EXERCISABLE    UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
----                        ---------------   ------------    -----------    -------------      -----------     -------------

Patrizio Vinciarelli.........    3,566         $  36,017         14,656         17,450           $ 181,294        $ 180,062
Jay M. Prager................   94,581         3,725,388         17,027         22,986             195,620          241,938
David W. Nesbitt.............   15,920           672,482         74,562         10,228           1,670,108          118,140
Barry Kelleher...............   51,867         1,718,255         14,942         20,190             262,023          254,299
H. Allen Henderson........      16,975           564,876          5,639         17,761              63,277          198,432

----------

(1) Equal to the aggregate market value of shares covered by in-the-money options on December 31, 2000 (based on the last reported sale price of the Corporation's Common Stock on NASDAQ on December 29, 2000 of $30.375 per share), less the aggregate option exercise price. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

    The Executive Compensation Committee of the Board of Directors of the Corporation (the "Compensation Committee") consists of David T. Riddiford, Estia
J. Eichten, and M. Michael Ansour. Messrs. Riddiford and Ansour are non-employee Directors, while Mr. Eichten served as President of VLT Corporation through June 30, 2000. The Compensation Committee establishes the terms of and grants awards under the Corporation's 1993 Stock Option Plan (the "1993 Plan"), the 1998 Plan, the 2000 Stock Option and Incentive Plan (the "2000 Plan") and other benefit plans. The Compensation Committee also approves compensation policies for executive officers.

COMPENSATION POLICIES FOR EXECUTIVE OFFICERS

    The Corporation's compensation program for executive officers currently consists primarily of a base salary and awards of stock options. In addition to base salary, the Corporation provides certain benefits to executive officers, such as the use of automobiles or automobile allowances, and enhanced health insurance coverage, that are not available to employees generally. Salary levels for executive officers are proposed by management and approved by the Compensation Committee.

    The primary element of the Corporation's incentive compensation program has been the granting of options to purchase shares of the Corporation's Common Stock under the Corporation's 1993 Plan, 1998 Plan and 2000 Plan. Substantially all of the Corporation's employees, including its executive officers, participate in the Corporation's 1993 Plan, in the 1998 Plan and in the 2000 Plan. The 1993 Plan, the 1998 Plan and the 2000 Plan are designed to give each participating employee an ownership interest in the Corporation and to align the interests of the employees with those of the Corporation's stockholders.

    Stock options are granted to employees and executive officers based upon guidelines established by the Board of Directors and the Compensation Committee. The number of continuation option awards ("Continuation Awards") granted to executive officers in 2000 was based on a formula that calculates the quotient obtained by dividing (A) the product of two times the executive officer's merit salary increase (based on the executive officer's performance review) by (B) the market value per share of the Corporation's Common Stock on the date of grant. The number of options to be granted was approved by the Compensation Committee, and was not based on any corporate or business unit performance measures. All Continuation Awards were made with a five-year vesting schedule.

    In addition to Continuation Awards under the 1993 Plan, the 1998 Plan and the 2000 Plan, the Corporation began a new Quarterly Profit Option Plan (the "QPOP") in 2000. Options under the QPOP are granted to all eligible employees and officers under the 1993 Plan, the 1998 Plan and the 2000 Plan. Under the QPOP, the number of shares available for grant each quarter is based on a formula, which calculates the quotient obtained by dividing (A) the sum of (1) 50% of the current quarter's net income plus (2) two times the change in net income between the current quarter and the prior year quarter, by (B) the market value per share of the Corporation's Common Stock on the date of grant. Options granted under the QPOP are based upon an employee's salary and length of service. For eligible employees and officers, their portion of the QPOP option award is determined by calculating their percentage of the employee salary pool. For eligible employees and officers having less than five years of service, a rate of 40% of base salary is used. The rate increases to 50% at five years of service, then increases an additional 2% for each year of service up to a maximum of 70% at 15 years of service. Forty percent of the options become exercisable in seven months, with the remainder vesting in three equal annual installments of 20% thereafter. Each quarter, 15% of the options available under the QPOP are reserved for Outstanding Contributor awards for eligible employees and officers. These awards are intended to recognize and reward employees or teams of employees for contributions beyond expected job performance. Nominations are submitted by department managers and supervisors, which are reviewed and approved by a Review Committee designated by the Corporation's officers. These options become exercisable in five equal annual installments. All options granted under the QPOP, including the Outstanding Contributor awards, are approved by the Compensation Committee.

    Finally, to the extent applicable to the Corporation, the Compensation Committee intends to review and to take any necessary and appropriate steps to ensure that the Corporation complies with certain income tax regulations, which, if not satisfied, would limit the deductibility of executive compensation above specified amounts.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

    The Compensation Committee approves the annual salary for Mr. Vinciarelli, the Corporation's Chief Executive Officer. The Compensation Committee does not have specific criteria, either in terms of individual or corporate performance, in evaluating the base salary of the Chief Executive Officer. In light of the relatively low cash compensation paid to the Chief Executive Officer, the Compensation Committee has not attempted to relate compensation of the Chief Executive Officer to the performance of the Corporation. Based on salary data from surveys and other sources, the Compensation Committee believes that the Chief Executive Officer's salary is at the lower end of the range of salaries for CEOs of comparable companies.

    In 2000, the Compensation Committee determined to include Mr. Vinciarelli in the granting of stock options described above as "QPOP" options. However, as in prior years, the Corporation continued to exclude Mr. Vinciarelli from the granting of Continuation Awards because of Mr. Vinciarelli's significant stock holdings in the Corporation and the practice of basing such awards on performance reviews that were typically prepared by Mr. Vinciarelli.

               SUBMITTED BY THE EXECUTIVE COMPENSATION COMMITTEE:
                                M. Michael Ansour
                                Estia J. Eichten
                               David T. Riddiford


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Messrs. Eichten, Riddiford, and Ansour serve on the Compensation Committee. Mr. Eichten served as President of VLT Corporation, the Corporation's licensing subsidiary, through June 30, 2000, but received no compensation for such service. Messrs. Riddiford and Ansour do not serve as officers of the Corporation. The Corporation is not aware of any compensation committee interlocks.


REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee oversees the Corporation's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

    The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Corporation's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Corporation, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of nonaudit services with the auditors' independence.

    The Audit Committee discussed with the independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Corporation's internal controls, and the overall quality of the Corporation's financial reporting. The Audit Committee held four meetings during fiscal 2000.

    In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                        SUBMITTED BY THE AUDIT COMMITTEE:
                                M. Michael Ansour
                                Estia J. Eichten
                               David T. Riddiford

APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors has reappointed Ernst & Young LLP as independent auditors to audit the financial statements of the Corporation for the current fiscal year. During the year ended December 31, 2000, the Corporation paid the following fees to Ernst & Young LLP:


                         AUDIT FEES                                $152,000
                         AUDIT RELATED FEES                        $ 28,000
                         FINANCIAL INFORMATION SYSTEMS
                             DESIGN AND IMPLEMENTATION FEES        $   -
                         ALL OTHER FEES                            $199,000




CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr. Vinciarelli, the President and Chief Executive Office of the Corporation, has borrowed funds from the Corporation pursuant to a series of unsecured term notes. The notes have terms of five years and are due at various dates through March 2006. The notes bear interest at the greater of the prime borrowing rate less 1%, or the applicable federal rate under the Internal Revenue Code of 1986, as amended. The largest aggregate amount of all indebtedness outstanding at anytime during 2000 was $1,623,984, including accrued interest. The aggregate amount of all loans outstanding as of April 17, 2001 was approximately $1,762,000 including accrued interest.

STOCKHOLDER RETURN PERFORMANCE GRAPH

    The graph set forth below presents the cumulative, five-year stockholder return for each of the Corporation's Common Stock, the Standard & Poor's 500 Index and an index of peer group companies selected by the Corporation (the "Peer Group"). The Peer Group consists of the following eight publicly-traded companies in the specialty electronic component industry: Analog Devices Incorporated; Cypress Semiconductor Corporation; Dallas Semiconductor Corporation; Integrated Device Technology Incorporated; Intel Corporation; Linear Technology Corporation; LSI Logic Corporation and Xilinx Incorporated. One company historically selected by the Corporation for inclusion in the Peer Group (i.e., Burr Brown Corporation) was acquired in 2000. The Corporation has determined not to replace Burr Brown Corporation in its Peer Group. The Corporation's Common Stock began trading publicly on April 3, 1990. The graph assumes an investment of $100 on December 31, 1995 in each of the Corporation's Common Stock, the Standard & Poor's 500 Index and the Peer Group, and assumes reinvestment of all dividends. The graph is market capitalization-weighted. The historical information set forth below is not necessarily indicative of future performance.




                    COMPARISON OF FIVE YEAR CUMULATIVE RETURN
                     AMONG VICOR CORPORATION, S&P 500 INDEX
                      AND AN INDEX OF PEER GROUP COMPANIES



                              [PERFORMANCE GRAPH]




    MEASUREMENT PERIOD             VICOR             S&P         PEER GROUP
  (FISCAL YEAR COVERED)         CORPORATION        500 INDEX      COMPANIES
--------------------------------------------------------------------------------
  Measurement Pt-12/31/95         $100.00           $100.00        $100.00
      FYE 12/31/96                $ 83.43           $122.96        $202.35
      FYE 12/31/97                $135.63           $163.98        $215.50
      FYE 12/31/98                $ 45.00           $210.84        $352.63
      FYE 12/31/99                $202.50           $255.22        $532.54
      FYE 12/31/00                $151.88           $231.98        $413.25

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires the Corporation's executive officers and Directors, and persons who own more than 10% of a registered class of the Corporation's equity securities (collectively, "Insiders"), to file reports of ownership and changes in ownership with the SEC and NASDAQ. Insiders are required by SEC regulation to furnish the Corporation with copies of all
Section 16(a) forms they file. To the Corporation's knowledge, based solely on a review of copies of such reports and written representations that no other reports were required during the fiscal year ended December 31, 2000, all transactions in the Corporation's securities that were engaged in by Insiders, and therefore required to be disclosed pursuant to Section 16(a) of the Exchange Act, were timely reported.

                              INDEPENDENT AUDITORS

    The Corporation has selected Ernst & Young LLP as the independent auditors for the Corporation for the fiscal year ending December 31, 2001. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will be given the opportunity to make a statement. The representative is expected to be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

    Stockholder proposals intended to be presented at the 2002 Annual Meeting of Stockholders must be received by the Corporation on or before December 28, 2001 in order to be considered for inclusion in the Corporation's proxy statement. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Corporation's proxy statement and form of proxy and should be directed to: Vicor Corporation, 25 Frontage Road, Andover, Massachusetts 01810, Attention: Secretary. It is suggested that any stockholder proposal be transmitted by certified mail, return receipt requested.

    Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to stockholder proposals, other than proposals to be considered for inclusion in the Corporation's proxy statement described above, that the Corporation receives at the above address after April 3, 2002. These proxies will also confer discretionary voting authority with respect to stockholder proposals, other than proposals to be considered for inclusion in the Corporation's proxy statement described above, that the Corporation receives on or before April 3, 2002, subject to SEC rules governing the exercise of this authority.

APPENDIX A.

                                VICOR CORPORATION
                             AUDIT COMMITTEE CHARTER


ORGANIZATION

This charter governs the operations of the audit committee. The committee shall review and reassess this charter at least annually, and this charter, with any changes recommended by the committee, shall be approved annually by the Board of Directors. The committee shall be appointed by the Board of Directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, (or shall become financially literate within a reasonable period of time after appointment to the committee) and at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY

The audit committee shall provide assistance to the Board of Directors in fulfilling the Board's oversight responsibility to the stockholders relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors and management of the Company. In discharging its duties, the committee is empowered to investigate any matter which comes to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of its activities to the Board. Management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate to comply with applicable law or the rules of the National Association of Securities Dealers ("NASD").

o The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the authority and responsibility to evaluate and, where appropriate, recommend to the Board the replacement of the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the formal written statement from the independent auditors delineating all relationships between the independent auditors and the Company, as required by the Independence Standards Board. Annually, the committee shall review and recommend to the Board the selection of the Company's independent auditors.

o The committee shall discuss with the independent auditors the overall scope and plans for their reviews of the Company's financial statements, including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk and legal and ethical compliance programs. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

o The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

o The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

-------------------------     1. Proposal to elect the following Directors:
    VICOR CORPORATION
-------------------------    (01) M. Michael Ansour    (05) David T. Riddiford
   COMMON STOCK              (02) Estia J. Eichten     (06) Patrizio Vinciarelli
                             (03) Barry Kelleher       (07) Samuel Anderson
                             (04) Jay M. Prager

                        For All     With-      For All
                        Nominees    hold        Except
                          [ ]       [ ]           [ ]

                                 IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A
                                 PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME(S) OF THE NOMINEE(S). YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).


                                 ---------   Mark box at right if an address [ ]
                                             change or comment has been noted on
                                             the reverse side of this card.

Please be sure to sign and date this Proxy. Date
----------------------------------------------------

---Stockholder sign here-------Co-owner sign here---

Detach Card                                                       Detach  Card

                                VICOR CORPORATION

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Card, which includes issues related to the management and operation of your Corporation that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this Proxy Card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage-prepaid envelope.

Your vote must be received prior to the 2001 Annual Meeting of Stockholders on June 28, 2001.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Vicor Corporation

                                                            Form of Proxy

COMMON                     VICOR CORPORATION                       COMMON

            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - JUNE 28, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

The undersigned hereby constitutes and appoints Patrizio Vinciarelli and Mark A. Glazer, and each of them, as Proxies of the undersigned, with full power to appoint his substitute, and authorizes each of them to represent and to vote all shares of Common Stock of Vicor Corporation (the "Corporation") held by the undersigned at the close of business on April 30, 2001, at the 2001 Annual Meeting of Stockholders to be held at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, on Thursday, June 28, 2001 at 5:00 p.m., local time, and at any adjournments or postponements thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL THE NOMINEES FOR DIRECTOR, AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. A stockholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this proxy and return it in the envelope provided.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Corporation's 2000 Annual Report to Stockholders and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

--------------------------------------------------------------------------------
    PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                       DO YOU HAVE ANY COMMENTS?

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

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

-------------------------     1. Proposal to elect the following Directors:
    VICOR CORPORATION
-------------------------    (01) M. Michael Ansour    (05) David T. Riddiford
   CLASS B COMMON STOCK      (02) Estia J. Eichten     (06) Patrizio Vinciarelli
                             (03) Barry Kelleher       (07) Samuel Anderson
                             (04) Jay M. Prager

                        For All     With-      For All
                        Nominees    hold        Except
                          [ ]       [ ]           [ ]

                                 IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A
                                 PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME(S) OF THE NOMINEE(S). YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).



                                 ---------   Mark box at right if an address [ ]
                                             change or comment has been noted on
                                             the reverse side of this card.

Please be sure to sign and date this Proxy. Date
----------------------------------------------------

---Stockholder sign here-------Co-owner sign here---

Detach Card                                                       Detach  Card

                                VICOR CORPORATION

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Card, which includes issues related to the management and operation of your Corporation that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this Proxy Card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage-prepaid envelope.

Your vote must be received prior to the 2001 Annual Meeting of Stockholders on June 28, 2001.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Vicor Corporation

                                                            Form of Proxy

CLASS B COMMON              VICOR CORPORATION             CLASS B COMMON

            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - JUNE 28, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

The undersigned hereby constitutes and appoints Patrizio Vinciarelli and Mark A. Glazer, and each of them, as Proxies of the undersigned, with full power to appoint his substitute, and authorizes each of them to represent and to vote all shares of Common Stock of Vicor Corporation (the "Corporation") held by the undersigned at the close of business on April 30, 2001, at the 2001 Annual Meeting of Stockholders to be held at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, on Thursday, June 28, 2001 at 5:00 p.m., local time, and at any adjournments or postponements thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL THE NOMINEES FOR DIRECTOR, AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. A stockholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this proxy and return it in the envelope provided.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Corporation's 2000 Annual Report to Stockholders and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

--------------------------------------------------------------------------------
    PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

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Please sign exactly as your name(s) appear(s) on the books of the Corporation.
Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                       DO YOU HAVE ANY COMMENTS?

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